Schwab Investments
Schwab Global Real Estate Fund

Portfolio Holdings as of May 31, 2022 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.8% OF NET ASSETS

Australia 3.7%
Abacus Property Group	892,395	1,871,850
Dexus	814,839	6,121,278
Growthpoint Properties Australia Ltd.	113,059	318,040
Vicinity Centres	2,828,200	3,827,512
		12,138,680

Canada 3.3%
Artis Real Estate Investment Trust	579,103	6,029,795
Boardwalk Real Estate Investment Trust	36,855	1,461,554
H&R Real Estate Investment Trust	287,080	3,182,086
RioCan Real Estate Investment Trust	7,400	133,099
		10,806,534

China 4.0%
China Overseas Property Holdings Ltd	985,000	1,145,291
China Resources Land Ltd.	356,000	1,584,455
CIFI Holdings Group Co., Ltd.	501,931	217,700
Gemdale Properties & Investment Corp., Ltd.	2,031,226	196,650
Kerry Properties Ltd.	1,791,500	4,643,406
Longfor Group Holdings Ltd.	178,583	888,666
Sunac China Holdings Ltd. (a)	408,000	219,078
Yuexiu Property Co., Ltd.	3,871,545	4,204,632
		13,099,878

France 2.1%
ICADE	97,531	5,667,003
Mercialys S.A.	113,852	1,132,133
		6,799,136

Germany 2.9%
LEG Immobilien SE	38,128	3,930,348
TAG Immobilien AG	234,183	4,243,603
Vonovia SE	32,964	1,257,366
		9,431,317

Hong Kong 3.0%
CK Asset Holdings Ltd.	1,134,560	7,397,569
K Wah International Holdings Ltd.	909,000	344,007
Link REIT	26,700	241,431
Sino Land Co., Ltd.	1,310,135	1,854,756
		9,837,763

SECURITY	NUMBER OF SHARES	VALUE ($)
Indonesia 0.4%
Ciputra Development Tbk PT	4,923,560	332,605
PT Bumi Serpong Damai Tbk *	16,265,000	1,053,626
		1,386,231

Japan 9.1%
Daiwa House Industry Co., Ltd.	78,100	1,880,972
Goldcrest Co., Ltd.	41,595	544,628
Hankyu Hanshin REIT, Inc.	528	613,261
Heiwa Real Estate Co., Ltd.	14,700	430,235
Hulic Co., Ltd.	40,500	330,467
Hulic REIT, Inc.	2,141	2,696,149
Japan Hotel REIT Investment Corp.	2,091	1,082,041
Kenedix Office Investment Corp.	107	549,929
Kenedix Retail REIT Corp.	889	1,918,705
Mitsubishi Estate Co., Ltd.	259,248	3,854,699
Mori Trust Sogo REIT, Inc.	1,757	1,965,002
Nippon Building Fund, Inc.	791	4,296,615
NIPPON REIT Investment Corp.	1,229	3,629,873
NTT UD REIT Investment Corp.	2,008	2,371,615
Takara Leben Real Estate Investment Corp.	822	769,278
Tokyo Tatemono Co., Ltd.	90,000	1,197,309
Tokyu REIT, Inc.	1,050	1,565,359
		29,696,137

Luxembourg 0.5%
Aroundtown S.A.	348,739	1,638,382

Mexico 1.0%
Fibra Uno Administracion S.A. de C.V.	2,547,587	2,689,914
Macquarie Mexico Real Estate Management S.A. de C.V.	450,340	600,209
		3,290,123

New Zealand 0.0%
Kiwi Property Group Ltd.	54,355	36,439

Norway 0.4%
Entra A.S.A.	73,138	1,162,977

Singapore 3.2%
AIMS APAC REIT	672,700	676,682
Ascendas Real Estate Investment Trust	302,435	615,022
CapitaLand China Trust	1,264,100	1,068,843
Capitaland Investment Ltd.	282,000	811,114
CDL Hospitality Trusts	64,124	58,285
City Developments Ltd.	493,300	2,968,197
Cromwell European Real Estate Investment Trust	34,700	76,367
ESR-REIT	476,968	142,572

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
Lendlease Global Commercial REIT	4,244,300	2,537,800
SPH REIT	1,189,400	819,866
Suntec Real Estate Investment Trust	561,200	686,758
Yanlord Land Group Ltd.	26,200	21,339
		10,482,845

Spain 0.9%
Merlin Properties Socimi S.A.	249,640	2,820,792

Sweden 2.3%
Atrium Ljungberg AB, B Shares	122,229	2,057,194
Dios Fastigheter AB	350,885	3,185,703
Fastighets AB Balder, B Shares *	486	3,517
Nyfosa AB	49,977	585,190
Samhallsbyggnadsbolaget i Norden AB	344,122	959,560
Wihlborgs Fastigheter AB	71,414	604,896
		7,396,060

United Arab Emirates 2.3%
Emaar Development PJSC *	1,842,749	2,215,589
Emaar Properties PJSC	3,368,991	5,232,041
		7,447,630

United Kingdom 3.0%
Land Securities Group plc	263,299	2,542,728
Regional REIT Ltd.	284,678	303,838
Safestore Holdings plc	242,112	3,469,731
Tritax Big Box REIT plc	1,295,495	3,323,364
		9,639,661

United States 55.7%
American Homes 4 Rent, Class A	102,064	3,772,285
Apple Hospitality REIT, Inc.	328,246	5,484,991
Armada Hoffler Properties, Inc.	163,950	2,259,231
AvalonBay Communities, Inc.	1,500	311,940
Braemar Hotels & Resorts, Inc.	109,926	637,571
Brixmor Property Group, Inc.	94,196	2,296,498
Camden Property Trust	35,310	5,066,632
CareTrust REIT, Inc.	41,471	768,458
Crown Castle International Corp.	29,423	5,580,072
CubeSmart	96,821	4,311,439
Digital Realty Trust, Inc.	4,098	572,040
Duke Realty Corp.	41,746	2,205,441
EastGroup Properties, Inc.	16,252	2,625,511
EPR Properties	86,248	4,419,347
Equinix, Inc.	15,346	10,544,083
Equity Residential	24,428	1,876,803
Essential Properties Realty Trust, Inc.	28,191	645,010
Essex Property Trust, Inc.	10,761	3,054,510
Extra Space Storage, Inc.	34,920	6,222,744
Gaming & Leisure Properties, Inc.	166,187	7,780,875
Global Medical REIT, Inc.	163,334	2,123,342
Healthcare Trust of America, Inc., Class A	236,371	7,102,949
SECURITY	NUMBER OF SHARES	VALUE ($)
Healthpeak Properties, Inc.	119,708	3,554,131
Host Hotels & Resorts, Inc.	189,863	3,795,361
Industrial Logistics Properties Trust	173,500	2,647,610
Invitation Homes, Inc.	242,265	9,138,236
Life Storage, Inc.	16,779	1,959,116
Medical Properties Trust, Inc.	68,600	1,274,588
Mid-America Apartment Communities, Inc.	52,820	9,560,420
National Retail Properties, Inc.	25,355	1,123,226
National Storage Affiliates Trust	113,164	5,935,452
One Liberty Properties, Inc.	17,000	466,310
Paramount Group, Inc.	133,044	1,205,379
Piedmont Office Realty Trust, Inc., Class A	349,076	5,145,380
Prologis, Inc.	163,450	20,836,606
Public Storage	8,016	2,650,410
RPT Realty	19,800	240,966
Sabra Health Care REIT, Inc.	144,670	2,031,167
SBA Communications Corp.	18,027	6,068,068
Simon Property Group, Inc.	49,120	5,631,608
SITE Centers Corp.	309,325	4,862,589
SL Green Realty Corp.	78,606	4,855,493
Spirit Realty Capital, Inc.	23,400	982,566
Sun Communities, Inc.	15,925	2,613,770
The Necessity Retail REIT, Inc.	455,358	3,633,757
Welltower, Inc.	14,500	1,291,805
		181,165,786
Total Common Stocks (Cost $314,797,870)		318,276,371

INVESTMENT COMPANIES 0.3% OF NET ASSETS

Guernsey 0.3%
BMO Commercial Property Trust Ltd.	605,427	896,483
Total Investment Companies (Cost $796,789)		896,483
Total Investments in Securities (Cost $315,594,659)		319,172,854

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 06/17/22	4	826,250	(75,163)

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.

REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of May 31, 2022:
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$195,262,443	$—	$—	$195,262,443
Australia	—	12,138,680	—	12,138,680
China	—	12,880,800	219,078	13,099,878
France	—	6,799,136	—	6,799,136
Germany	—	9,431,317	—	9,431,317
Hong Kong	—	9,837,763	—	9,837,763
Indonesia	332,605	1,053,626	—	1,386,231
Japan	—	29,696,137	—	29,696,137
Luxembourg	—	1,638,382	—	1,638,382
New Zealand	—	36,439	—	36,439
Norway	—	1,162,977	—	1,162,977
Singapore	76,367	10,406,478	—	10,482,845
Spain	—	2,820,792	—	2,820,792
Sweden	—	7,396,060	—	7,396,060
United Arab Emirates	—	7,447,630	—	7,447,630
United Kingdom	303,838	9,335,823	—	9,639,661
Investment Companies[1]	—	896,483	—	896,483
Liabilities
Futures Contracts[2]	(75,163)	—	—	(75,163)
Total	$195,900,090	$122,978,523	$219,078	$319,097,691

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited)

Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•  Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1 — quoted prices in active markets for identical securities— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited) (continued)

•  Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46025MAY22